UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19, 2005

Health Care REIT, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8923 (Commission File Number)	34-1096634 (IRS Employer Identification No.)

One SeaGate, Suite 1500, Toledo, Ohio	43604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (419) 247-2800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1 Press Release

Item 2.02 Results of Operations and Financial Condition.

On July 19, 2005, Health Care REIT, Inc. issued a press release that announced operating results for its second quarter ended June 30, 2005. The press release is posted on the Company’s Web site (www.hcreit.com) under the heading Press Releases. A copy of the press release has been furnished as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

99.1	Press release dated July 19, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant had duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH CARE REIT, INC.

By:	/s/ GEORGE L. CHAPMAN

George L. Chapman

Its: Chairman of the Board and Chief Executive Officer

Dated: July 19, 2005